SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

Filed by the registrant [ x ]
Filed by a party other than the registrant [   ]

Check the appropriate box:
[   ] Preliminary proxy statement
[ x ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                US WATS, Inc.
              -------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                               Ward G. Schultz
              -------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ x ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
       and 0-11.

(1) Title of each class of securities to which transaction applies:
____________________________________________________________

(2) Aggregate number of securities to which transaction applies:
____________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________

(4) Proposed maximum aggregate value of transaction:
____________________________________________________________

(5) Total fee paid:
____________________________________________________________

[   ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
_____________________________________________________________

(2) Form, schedule or registration statement no.:
_____________________________________________________________

(3) Filing party:
_____________________________________________________________

(4) Date filed:
_____________________________________________________________

                                US WATS, INC.
                         111 Presidential Boulevard
                                  Suite 114
                            Bala Cynwyd, PA 19004
                          _________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON DECEMBER 30, 1996
                          _________________________



To our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of US WATS, Inc. (the "Company") to be held on December 30, 1996 at 10:00 a.m. at the Holiday Inn - City Line, 4100 Presidential Blvd., Philadelphia, Pennsylvania 19131, for the following purposes:

     1. To elect three directors to serve until the next annual meeting of shareholders.

     2. To approve the Amended and Restated Stock Option Plan (merger and restatement of the Company's Employee Compensation Stock Option Plan and its 1993 Executive Stock Option Plan) and the one-time grant of non-qualified stock options outside of the Company's stock option plans.

     3. To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on November 15, 1996 will be entitled to notice of and to vote at the Annual Meeting.

If you do not expect to attend the Annual Meeting in person but wish to have your shares voted, please promptly sign, date and mail the enclosed proxy in the envelope provided in order that your shares may be represented at the Annual Meeting.

                                   By Order of the Board of Directors,


                                   Stephen J. Parker
                                   Secretary



Date:  November 22, 1996

                                US WATS, INC.
                         111 Presidential Boulevard
                                  Suite 114
                            Bala Cynwyd, PA 19004

                             __________________

                               PROXY STATEMENT
                             __________________


This proxy statement is furnished to shareholders of US WATS, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on December 30, 1996 at 10:00 a.m. at the Holiday Inn
- City Line, 4100 Presidential Blvd., Philadelphia, Pennsylvania 19131.

The approximate date of mailing of this proxy statement and accompanying proxy is November 22, 1996. If the enclosed form of proxy is duly executed and returned, the shares represented will be voted in accordance with the instructions marked on the proxy.


                                 REVOCATION

Execution and delivery of the enclosed proxy will not affect the right of any person to attend the Annual Meeting and vote in person. Any shareholder who gives a proxy has the power to revoke it at any time before it is voted by delivery of a written instrument of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by a request in person to the Secretary of the Company to return the executed proxy. The presence of a shareholder at the Annual Meeting will not operate to revoke a proxy, but the casting of a ballot by a shareholder who is present at the Annual Meeting will revoke a proxy as to the matter on which the ballot is cast.


                            COST OF SOLICITATION

The cost of soliciting proxies is being borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy statements to their principals, and the Company will reimburse them for their expense in so doing. Officers, directors and employees of the Company may solicit proxies in person or by telephone, but will not receive any additional compensation therefor.

                              VOTING SECURITIES

The common stock is the only voting security of the Company outstanding, and the holders thereof are entitled to one vote per share on each matter. Only shareholders of record at the close of business on November 15, 1996 will be entitled to notice of and to vote at the Annual Meeting. On November 8, 1996 there were 15,652,100 shares of common stock outstanding. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of November 8, 1996 information concerning the shares of the Company's common stock beneficially owned by: (a) each person or group known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock; (b) each director; and (c) all directors and officers as a group. Except as otherwise indicated, each person named or included in a group has sole voting and investment power with respect to his or its shares of common stock. The Company also has outstanding a class of preferred stock known as the "9% Series of Preferred Stock." To the Company's knowledge, no officer or director of the Company owns any shares of such preferred stock.


Name and Address of Beneficial     Amount and Nature
Owner or Identity of Group      of Beneficial Ownership      Percent of Class(1)
------------------------------  -----------------------     -------------------

Stephen Parker                       2,930,000(2)                   17.8%
111 Presidential Boulevard
Suite 114
Bala Cynwyd, PA 19004

Aaron R. Brown                       2,580,000(3)                   15.7%
111 Presidential Boulevard
Suite 114
Bala Cynwyd, PA 19004

Murray Goldberg                        2,270,000                    14.5%
26 Anthony Drive
Malvern, PA 19355

All Directors and Officers
 as a group (5 persons)              6,445,000(4)                   48.2%

(1) Based on 15,652,100 shares of common stock outstanding on November 8, 1996. Shares which are not outstanding but which a person has the right to acquire within sixty (60) days of November 8, 1996, are considered as shares outstanding for purposes of computing the percentage of common stock owned by such person, but such shares are not deemed outstanding for purposes of computing the percentage of common stock owned by any other person.

(2) Includes 180,000 shares issuable to Mr. Parker upon exercise of options granted under the Company's Executive Plan and 600,000 shares issuable upon exercise of warrants issued in consideration of Mr. Parker's limited personal guarantee of the Company's revolving credit facility (See "Certain Relationships and Related Transactions").

(3) Includes 180,000 shares issuable to Mr. Brown upon exercise of options granted under the Company's Executive Plan and 600,000 shares issuable upon exercise of warrants issued in consideration of Mr. Brown's limited personal guarantee of the Company's revolving credit facility (See "Certain Relationships and Related Transactions").

(4) Includes shares issuable to Messrs. Parker and Brown upon the exercise of options and warrants described in notes 2 and 3 and 2,150,000 and 1,800,000 shares held directly by each of them, respectively, 130,000 shares issuable to Mr. Schultz, the Chief Financial Officer of the Company, upon exercise of options granted under the Company's Executive Plan and 55,000 shares held directly by Mr. Schultz, 600,000 shares issuable to Mr. Scully, the President of the Company, upon the exercise of options granted under the Company's Executive Plan and 150,000 shares issuable to Olney Telecom, Inc., of which Mr. Scully is the sole owner, outside of any benefit plan, and 2,270,000 shares held directly by Mr. Goldberg.


                            ELECTION OF DIRECTORS
                              (Proposal No. 1)

Three Directors, constituting the entire membership of the Board of Directors of the Company, are to be elected at the 1996 Annual Meeting to hold office until the next Annual Meeting of Shareholders and until the election and qualification of their successors. Messrs. Brown, Parker and Goldberg are currently Directors of the Company. All have indicated their willingness to serve if elected.

Unless authority is withheld with respect to any individual nominee or all of the nominees, the shares represented by the proxies received as a result of this solicitation will be voted in favor of the nominees listed below. In the event any nominee declines or is unable to serve, proxies will be voted for the election of the others so named, and may be voted for such substitute nominees as the Board may recommend, or the Board may reduce the number of Directors to eliminate the vacancy. The Board of Directors, however, does not anticipate that any nominee will decline or be unable to serve.

Directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of shares entitled to vote. Abstentions and broker non-votes will not be treated as votes cast.

The Company's Board of Directors met one time during 1995. The Company is conducting a search for additional independent Directors to serve on the Board of Directors. The Company believes its ability to attract qualified Directors is dependent on its ability to obtain directors' and officers' liability insurance, which it does not have at this time. Once additional Directors are added to the Board, the Board intends to establish an audit committee and a compensation committee. The Company does not have a nominating committee of the Board of Directors. The Company's Stock Option Committee is comprised of Aaron Brown and Stephen Parker.

The names of the nominees, and certain information about them, are set forth below:

Name                 Age   Position                            Director Since
----                 ---   --------                            --------------
Aaron R. Brown      (43)   Chief Executive Officer,
                           Treasurer and Director(1)                     1989

Stephen J. Parker   (58)   Chairman, Chief Operating Officer
                           and Secretary(2)                              1989

Murray Goldberg     (53)   Vice President - Jamco, Inc.,
                           and Director (3)                              1996


(1) Aaron R. Brown, a Certified Public Accountant, has been employed with the Company since its inception in October 1989. Prior to his employment with the Company, and in August 1989, Mr. Brown and Mr. Parker founded Parker Brown, Inc. ("PBI"), a broker-dealer that became licensed with the NASD in November 1990. PBI did not conduct any business, and Mr. Brown sold all of his interest in PBI in September 1991. Mr. Brown and Mr. Parker also founded Parker Brown Partners ("PBP") in August 1989. PBP was organized to operate as a branch office of Morgan Gladstone, a registered broker-dealer, and to provide investment banking and consulting services to start-up and development stage businesses. PBP operated as a branch office of Morgan Gladstone until April 1990. Mr. Brown was Vice President of Finance for United Environmental Services, an asbestos removal firm in Philadelphia in 1988. Mr. Brown was Chairman of the Board and President of the Company until May 24, 1995. He has been Chief Executive Officer of the Company since that date. Mr. Brown devotes all of his time to the management and affairs of the Company.

(2) Stephen J. Parker holds a Ph.D. from Ohio University. He was employed part-time by the Company from October 1989 until March 1990. He joined the Company full-time in March 1990 as Vice President of Operations. Prior to his employment with the Company, and in August 1989, Mr. Parker and Mr. Brown founded Parker Brown, Inc. ("PBI"), a broker-dealer that became licensed with the NASD in November 1990. PBI did not conduct any business, and Mr. Parker sold all of his interest in PBI in September 1991. Mr. Parker and Mr. Brown also founded Parker Brown Partners ("PBP") in August 1989. PBP was organized to operate as a branch office of Morgan Gladstone, a registered broker-dealer, and to provide investment banking and consulting services to start-up and development stage businesses. PBP operated as a branch office of Morgan Gladstone until April 1990. Mr. Parker is a former stockbroker, and in addition to his association with PBI and Morgan Gladstone in 1989-1990, he was employed as a stockbroker with Princeton Financial, and with Profile Investments, both in Philadelphia, during 1989. Mr. Parker was Executive Vice President of the Company until May 24, 1995. He has served as Chairman of the Board since that date and as Chief Operating Officer since November 1996. Mr. Parker devotes all of his time to the management and affairs of the Company.

(3) Murray Goldberg, a shareholder of the Company since 1989, and an independent sales agent of the Company since 1993, is also currently employed as a sales agent for MEG Associates, a partnership. Mr. Goldberg also is the owner and a Vice-President of Jamco, Inc., a discount shoe distributor in Florida and the owner and Director of Doxs, Inc., an anaesthesia equipment developer and distributor. Prior to January 1993, Mr. Goldberg worked as an anaesthesiologist at Paoli Memorial Hospital. From June 1994 until May 1996, he was an owner of Strathmore Bagel Franchise Company. Mr. Goldberg was elected a Director of the Company in November, 1996.

Executive Officers

The Company's executive officers are appointed by the Board of Directors and, except as described herein, hold office at the pleasure of the Board until their successors are appointed and have qualified. In addition to Messrs. Brown and Parker, both of whom serve as executive officers, the Company has two additional executive officers, Mark Scully and Ward G. Schultz. Mr. Scully, the President of the Company, age 39, has served as such since May 24, 1995. For the twelve years prior to joining the Company, Mr. Scully was part owner of Call America, a long distance company in southern California. From 1987, he served as General Partner and General Manager at Call America. From 1985 to 1987, Mr. Scully served as Business Manager of TMC of Monterey Bay, a telecommunications company, and he also worked with the Bell companies as a member of the technical advisory committee. Mr. Scully currently serves on the board of CompTel (Competitive Telecommunications Association). Mr. Schultz, age 38, is a Certified Public Accountant and has served as Chief Financial Officer of the Company since January 17, 1994. From 1989 to 1994 Mr. Schultz was employed by Global Environmental Corp., a manufacturer of pollution control devices, as Vice President and Chief Financial Officer. From 1983 to 1989 he was employed by Deloitte and Touche (formerly Touche Ross & Co.), an international accounting firm.

Certain Relationships and Related Transactions

On May 11, 1995, the Company entered into a Loan and Security Agreement with Century Business Credit Corporation ("Century") for a revolving credit facility of $2,000,000. The loan is for a period of two years, and is automatically renewable for two successive years. On April 27, 1995, the Company issued 500,000 shares of restricted common stock to each of Aaron R. Brown and Stephen J. Parker in consideration for their limited personal guarantee given to Century equal to 25% of the indebtedness incurred with Century. In connection with this transaction each of these two officers also terminated 420,000 Executive Stock Options. After review of the transaction by a Special Committee appointed by the Board of Directors (consisting of Kenneth J. Adelberg, a former director of the Company) the issuance of the restricted stock and the cancellation of options was rescinded. In its place, the Company agreed to issue each of Messrs. Brown and Parker 600,000 warrants to purchase common stock of the Company in consideration for the limited personal guarantees given by each in connection with the credit facility.

Each warrant issued in the transaction described in the above paragraph entitles the holder to purchase one share of common stock of the Company at price of $1.0625 per share until May 11, 2000. The warrants are non-transferable by the officers and the stock issuable upon exercise of the warrants is restricted stock under the federal securities laws.

During 1994, Aaron R. Brown established a Letter of Credit in the amount of $150,000 in favor of a vendor of the Company, which is still in effect as of this date.

During the quarter ended March 31, 1996, Messrs. Parker and Brown made advances to the Company totalling $196,824 ($10,000 of which was reimbursed to Mr. Brown in May 1996). Each of Messrs. Brown and Parker were issued a note payable on demand at an interest rate of ten percent (10%).


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                        THE ELECTION OF ITS NOMINEES.

                           EXECUTIVE COMPENSATION


Summary Compensation Table

The following table shows for the years ended December 31, 1993, 1994 and 1995, certain compensation paid or accrued by the Company for services by the named officers.

                         SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Long Term Compensation
                                                                            ------------------------------------------
                        Annual Compensation                                               Awards            Payouts
----------------------------------------------------------------------------------------------------------------------------------
Name                                                                Other       Restricted       Common                     All
and                                                                Annual          Stock          Stock       LTIP         Other
Principal                            Salary          Bonus          Comp.         Awards       Underlying    Payouts       Comp.
Position               Year            ($)            ($)            ($)           ($)         Options (#)     ($)        ($) (2)
----------------------------------------------------------------------------------------------------------------------------------
Aaron R. Brown,         '95          160,000          --             --             --         600,000(3)      --          1,932
Chief Executive         '94          149,063          --             --             --             --          --          1,070
Officer and             '93          109,000          --             --             --             --          --           --
Treasurer

Stephen J. Parker,      '95          160,000          --             --             --          600,00(3)      --          4,332
Chief Operating         '94          149,063          --             --             --             --          --          3,098
Officer and             '93           97,100          --             --             --          600,000        --           --
Secretary


Mark Scully,            '95          100,000          --             --             --         850,000         --           --
President               '94            N/A            N/A            N/A            N/A        150,000(4)      N/A          N/A
                        '93            N/A            N/A            N/A            N/A            N/A         N/A          N/A

Ward G. Schultz         '95          94,000        37,500(5)         --             --         100,000         --           --
Chief Financial         '94          75,301           --             --             --         200,000         --           --
Officer'                '93            N/A            N/A            N/A            N/A            N/A         N/A          N/A


(1) For 1993, 1994 and 1995 the aggregate amount of such Other Annual Compensation for each named officer is not reportable under SEC rules because such amount is the lesser of either $50,000 or 10% of the total salary for such named officer.

(2) Includes amounts paid for life insurance of the named executive where the Company is not the beneficiary of the policy.

(3) On May 11, 1995, the Company agreed to issue each of Messrs. Brown and Parker warrants to purchase 600,000 shares of the Company's common stock in consideration for their limited personal guarantees provided in connection with the Company's revolving credit facility. The warrants were issued after the rescission of a transaction consisting of a stock grant and option cancellation described under "Report on Repricing of Options."

(4) Represents options to purchase 150,000 shares of the Company's common stock granted outside of any benefit plan to Olney Telecom, Inc. on December 12, 1994, as compensation for its services as an independent contractor. Mr. Scully, the sole owner of Olney Telecom, may be deemed to be the beneficial owner of such options and underlying shares.

(5) Represents the fair market value on April 27, 1995 ($.75 per share) of 50,000 shares of the Company's common stock awarded to Mr. Schultz as compensation for his services as an executive officer of the Company.

Option Grants In Last Fiscal Year

The following table summarizes the number of options or warrants granted to named officers during the year ended December 31, 1995. The Company did not grant any stock appreciation rights in 1995.

----------------------------------------------------------------------------------------------------
                     Number of Shares of         Percent of Total
                        Common Stock           Options and Warrants
                   Underlying Options and        Granted in Fiscal       Exercise         Expiration
Name                  Warrants Granted                Year(1)              Price             Date
----------------------------------------------------------------------------------------------------
Aaron R. Brown           600,000(2)                   21.93%              $1.0625          5/11/2000
----------------------------------------------------------------------------------------------------
Stephen J. Parker        600,000(2)                   21.93%              $1.0625          5/11/2000
----------------------------------------------------------------------------------------------------
Mark Scully              850,000(3)                   31.07%              $0.750           5/01/2000
----------------------------------------------------------------------------------------------------
Ward G. Schultz          100,000(4)                    3.66%               $1.00           4/27/2005
----------------------------------------------------------------------------------------------------

(1) Based upon options to purchase a total of 1,535,500 shares granted to all officers and employees of the Company in 1995 under the 1993 Executive Stock Option Plan and 1992 Employee Compensation Stock Option Plan and warrants to purchase a total of 1,200,000 shares granted to executive officers of the Company in 1995. The Company also granted options to purchase a total of 850,000 shares of the Company's common stock in 1995 to persons not officers or directors of the Company. Such options have not been included in the number of total options for purposes of this calculation.

(2) Represents warrants to purchase 600,000 shares of the Company's common stock granted to Messrs. Brown and Parker in consideration of their limited personal guarantees in connection with the Company's revolving credit facility (See "Certain Relationships and Related Transactions").

(3) Represents options to purchase the Company's common stock awarded to Mr. Scully under the 1993 Executive Stock Option Plan on May 1, 1995.

(4) Represents options to purchase the Company's common stock awarded to Mr. Schultz under the 1993 Executive Stock Option Plan on April 27, 1995.


Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End
Option Values

The following table summarizes the number and value of unexercised options held by the named officers as of December 31, 1995. No named officer exercised any options in 1995.

----------------------------------------------------------------------------------------------------------------
                       Number of                 Number of Shares of Common
                        Shares                              Stock                      Value of Unexercised
                      Acquired on     Value     Underlying Unexercised Options         In-The-Money Options
                       Exercise      Realized    or Warrants at Fiscal Year-End        at Fiscal Year-End(1)
                                                ---------------------------------------------------------------
                                                  EXERCISABLE   UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
NAME                                                   #              #                   $              $
----------------------------------------------------------------------------------------------------------------
Aaron R. Brown           -0-           N/A        720,000(2)     480,000(3)             none           none
----------------------------------------------------------------------------------------------------------------
Stephen J. Parker        -0-           N/A        720,000(2)     480,000(3)             none           none
----------------------------------------------------------------------------------------------------------------
Mark Scully              -0-           N/A        400,000(4)     600,000(5)            31,250         75,000
----------------------------------------------------------------------------------------------------------------
Ward G. Schultz          -0-           N/A         80,000(6)     220,000(7)             None           None
----------------------------------------------------------------------------------------------------------------

(1) Based upon a market price of the Company's common stock on December 29, 1995 of $.875 per share (last trading day in December 1995).

(2) Includes options to purchase 120,000 shares of common stock issued on 9/1/93 under the Company's 1993 Executive Stock Option Plan (the "Executive Plan") at an exercise price of $1.375 per share and warrants to purchase 600,000 shares of the Company's Common Stock issued on May 11, 1995 at $1.0625 per share (See "Certain Relationships and Related Transactions").

(3) Includes options to purchase 300,000 shares of the Company's common stock issued on September 1, 1993 that will vest upon the attainment of certain performance goals and will be exercisable at a price equal to 110% of the greater of (i) the fair market value of the Company's common stock on September 1, 1993 or (ii) the fair market value of the Company's common stock on the date the option vests and options to purchase 180,000 shares of common stock issued on September 1, 1993 under the Company's Executive Plan at a price of $1.375 per share.
     Using an assumed exercise price of $1.375 per share of the performance-based options (110% of the fair market value of the Company's common stock on the date of grant, September 1, 1993) none of the options were "in- the-money" on December 31, 1995.

(4) Includes options to purchase 150,000 shares of common stock granted to Olney Telecom, Inc., a company of which Mr. Scully is the sole owner, outside of any formal benefit plan as compensation for its services on December 19, 1994 at an exercise price of $1.00 per share and options to purchase 250,000 shares of common stock granted to Mr. Scully under the Executive Plan on May 1, 1995 at an exercise price of $.75 per share.

(5) Represents options to purchase shares of common stock granted under the Executive Plan on May 1, 1995 with an exercise price of $.75 per shares.

(6) Includes options to purchase 50,000 shares of common stock granted under the 1992 Employee Compensation Stock Option Plan on August 5, 1994 at an exercise price of $1.53 per share, and options to purchase 30,000 shares of common stock granted under the Executive Plan on August 5, 1994 at an exercise price of $1.53 per share.

(7) Includes options to purchase 120,000 shares of common stock granted under the Executive Plan on August 5, 1994 at an exercise price of $1.53 per share and options to purchase 100,000 shares of common stock granted under the Executive Plan on April 27, 1995 at an exercise price of $1.00 per share.

Compensation of Directors

Directors who also serve as salaried employees of the Company do not receive any fees or salaries in addition to their compensation as employees. No compensation was paid to non-employee directors during 1995 for their services as directors.

Employment Agreements

Each of Mr. Brown and Mr. Parker have a seven year employment agreement terminating December 31, 2000, which is automatically renewable for an additional five years unless either party provides written notice of non-renewal no later than thirty (30) days prior to the expiration of the initial term. The contract provides for an annual base salary of not less than $165,000 subject to annual cost of living increases as measured by the growth in the Consumer Price Index--Urban Consumer, All Items, U.S. Cities' Average. Upon the death of the employee, the Company is obligated to pay his beneficiary his annual salary in effect at the time of his death for the remainder of the term of the agreement.

Mr. Brown's Employment Agreement provides that Mr. Brown may not be terminated by the Company except in the case where Mr. Brown: (i) has materially failed to perform or observe any of the terms and provisions of his Employment Agreement (after reasonable notice has been given and Mr. Brown has had an opportunity to cure such failure); (ii) has engaged in gross misconduct relating to the Company; (iii) has been convicted of a felony;
(iv) has misappropriated funds, or (v) has undertaken deliberate and premeditated acts against the interests of the Company.

Mr. Parker's Employment Agreement provides that Mr. Parker may not be terminated by the Company except for the conviction of a felony.

Any costs of legal counsel engaged by Messrs. Brown or Parker relating to the Company's failure to comply with the terms of the Employment Agreement will be paid by the Company.

Report on Repricing of Options

On May 11, 1995, the Company entered into a Loan and Security Agreement with Century Business Credit Corporation ("Century") for a revolving credit facility of $2,000,000. The loan is for a period of two years and is automatically renewable for two successive years. On April 27, 1995 the Company issued 500,000 shares of restricted common stock to each of Aaron R. Brown and Stephen J. Parker in consideration for their limited personal guarantee given to Century equal to 25% of the indebtedness incurred with Century. In connection with this transaction, each of Messrs. Brown and Parker terminated 420,000 stock options issued under the Company's 1993 Executive Stock Option Plan. After review of the transaction by a Special Committee consisting of Kenneth J. Adelberg, a former director of the Company, the issuance of the restricted stock and cancellation of stock options was rescinded. In its place, Messrs. Brown and Parker were each issued 600,000 warrants to purchase the common stock of the Company in consideration for their limited personal guarantees. Each warrant issued in the transaction entitles the holder to purchase one share of common stock of the Company at a price of $1.0625 per share until May 11, 2000. The warrants are non-transferable by the officers and the stock issuable upon exercise of the warrants is restricted stock under the federal securities laws.

The warrants were issued in the place of (i) the issuance of 500,000 shares of the Company's restricted common stock on April 27, 1995 (fair market value of $0.75 per share on April 27, 1995) and (ii) the cancellation by each of Messrs. Brown and Parker of options to purchase 420,000 shares of common stock granted under the Company's 1993 Executive Stock Option Plan as follows: (a) options to purchase 120,000 shares granted September 1, 1993 at an exercise price of $1.375 per share and expiring September 1, 1998; (b) options to purchase 30,000 shares granted September 1, 1993, vesting upon the attainment of quarterly sales volume of $9 million and quarterly net income after taxes of $270,000 and expiring September 1, 1998; (c) options to purchase 30,000 shares granted on September 1, 1993, vesting upon the attainment of quarterly sales volume of $12.5 million and quarterly net income after taxes of $500,000; (d) options to purchase 90,000 shares granted on September 1, 1993, vesting upon the attainment of quarterly sales volume of $25 million and quarterly net income after taxes of $1.25 million and expiring September 1, 1998; (e) options to purchase 75,000 shares granted on September 1, 1993, vesting upon the attainment of quarterly sales volume of $40 million and quarterly net income after taxes of $2 million and expiring September 1, 1998; and (f) options to purchase 75,000 shares granted on September 1, 1993, vesting upon the attainment of quarterly sales volume of $60 million and quarterly net income after taxes of $3 million and expiring September 1, 1998.

The rescission of the transaction involving the issuance of restricted common stock and the cancellation of options was undertaken after the receipt of a fairness opinion (the "Fairness Opinion") from Howard, Lawson & Co. dated June 20, 1995 concerning the issuance of the warrants to Messrs. Brown and Parker. The Fairness Opinion was prepared at the request of a Special Committee appointed by the Board of Directors, which consisted of Kenneth J. Adelberg, a former director of the Company. The Fairness Opinion provided that the issuance of the 600,000 warrants to Messrs. Brown and Parker was fair to the shareholders of the Company (other than Messrs. Brown and Parker) from a financial point of view.


                    Submitted by the Board of Directors
                    Aaron R. Brown, Stephen J. Parker and Murray Goldberg


           APPROVAL OF THE AMENDED AND RESTATED STOCK OPTION PLAN
         (MERGER AND RESTATEMENT OF 1993 EXECUTIVE STOCK OPTION PLAN
              AND 1992 EMPLOYEE COMPENSATION STOCK OPTION PLAN)
                              (PROPOSAL NO. 2)

On August 13, 1996, the Board of Directors adopted, subject to the approval of the shareholders, the Company's Stock Option Plan (the "Amended and Restated Plan"), which merged and restated the Company's two existing stock option plans: the 1993 Executive Stock Option Plan (the "Executive Plan") and the 1992 Employee Compensation Stock Option Plan (the "Employee Plan"). The purpose of the Amended and Restated Plan is (i) to amend certain provisions of the Employee Plan and the Executive Plan in the Amended and Restated Plan (a) to comply with the California Corporations Code, as described below, so that the Company may issue options under the Amended and Restated Plan to its current and future employees who are residents of California and (b) to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), (ii) to standardize and make uniform the two existing plans of the Company, (iii) to combine them into one plan for ease of administration. Options which were granted under the Executive and Employee Plans prior to August 13, 1996, and which are outstanding on that date, remain unchanged subject to the terms of those plans as in effect prior to August 13, 1996.

Options granted under the Amended and Restated Plan are designated either as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code or "non-qualified stock options" ("NQSOs") within the meaning of that section. Options granted under the Executive Plan were intended to be "ISOs" and Options granted under the Employee Plan were intended to be "NQSOs".

Based upon the closing price for the Company's common stock on November 8, 1996 ($1.22) the aggregate market value of the 470,500 shares reserved under the Amended and Restated Plan (3,500,000 original shares reserved, reduced for the Executive Plan by 30,000 shares issued upon exercise of options and 2,540,000 shares reserved for issuance upon the exercise of options granted, reduced for the Employee Plan by 62,100 shares issued upon exercise of options and 207,400 shares reserved for issuance upon the exercise of options granted and reduced for the Amended and Restated Plan by 175,000 ISOs and 15,000 NQSOs reserved for issuance upon exercise of options granted after August 13, 1996) is $574,010.

To date, the Company has awarded 3,029,500 options under the Executive, Employee and Amended and Restated Plans, 2,937,400 of which are still subject to option and 92,100 of which have been exercised for shares of common stock. The full text of the Amended and Restated Plan is set forth as Exhibit A to this proxy statement, and the following summary is qualified in its entirety by reference to Exhibit A.

SUMMARY OF AMENDED AND RESTATED PLAN

Number of Shares

     ISOs

          Options to purchase a maximum of 3,000,000 shares of common stock of the Company, reduced by the number of shares of common stock issued under options granted under the Executive Plan prior to August 13, 1996, and under the Amended and Restated Plan after August 13, 1996, may be granted as ISOs under the Amended and Restated Plan. As of November 8, 1996, 175,000 ISOs were granted and subject to option under the Amended and Restated Plan. As of November 8, 1996, a total of 2,540,000 options were granted and subject to option under the Executive Plan and a total of 30,000 options had been exercised under such plan. Options that are granted but expire or otherwise terminate are available for reissuance under the plan. Under the Executive Plan, options to purchase a maximum of 3,000,000 shares were authorized.

     NQSOs

          Options to purchase a maximum of 500,000 shares of common stock of the Company, reduced by the number of shares of common stock issued under options granted under the Employee Plan prior to August 13, 1996, and under the Amended and Restated Plan after August 13, 1996, may be granted as NQSOs under the Amended and Restated Plan. As of November 8, 1996, 15,000 NQSOs were granted and subject to option under the Amended and Restated Plan. As of November 8, 1996, a total of 207,400 options were granted and subject to option under the Employee Plan and a total of 62,100 options had been exercised under such plan. Options that are granted but expire or otherwise terminate are available for reissuance under the plan. Under the Employee Plan, options to purchase a maximum of 500,000 shares were authorized.

Administration

          The Amended and Restated Plan may be administered by a committee (the "Committee") which consists of two or more non-employee directors (within the meaning of Rule 16b-3(b)(3) under the Exchange Act) who are appointed by the Company's Board of Directors (the "Board") or, alternatively, by the full Board. The Amended and Restated Plan initially will be administered by the full Board and the term "Committee" as used hereinafter, shall refer to the full Board. As under the Employee and Executive Plans, the Committee will consist of directors who are involved with the management of the Company. Such Committee members are eligible to receive option grants while serving on the Committee.

          Under the Amended and Restated Plan, the Committee is responsible for the operation of the Amended and Restated Plan, and it selects the officers, executives, managerial employees and consultants of the Company to be granted options. The interpretation and construction of any provision of the Amended and Restated Plan by the Committee is final. No member of the Board or Committee shall be liable for any action or determination made by him in good faith. Under the Employee Plan, the committee administering the Plan made recommendations to the Board with respect to the participation in the Plans by officers, executives, managerial employees and consultants of the Company. The Executive Plan provided that the Board might appoint a Stock Option Committee to administer the Plan.

Eligibility

          Officers, executives and managerial employees of the Company or a subsidiary ("Key Employees") and consultants of the Company or a subsidiary who are not officers or employees of the Company ("Consultants") are eligible to receive options under the Amended and Restated Plan. Key Employees are eligible to receive either ISOs or NQSOs under the Amended and Restated Plan; however, Consultants may only receive NQSOs. Under the Amended and Restated Plan, grants of ISOs and NQSOs must be separate, and not in tandem. Employees and consultants of the Company (including directors and officers) were eligible to receive options under the Employee Plan. The Executive Plan allowed for grants of options to corporate officers, executives and managerial employees of the principal operations, sales and administrative departments of the Company and its subsidiaries.

Option Price

     ISOs

          As in the Executive Plan, the option exercise price of an ISO is determined and fixed by the Committee in its discretion at the time of grant, but may not be less 100% (110% in the case of an ISO granted to a more than 10% shareholder (as described below)) of the fair market value of the optioned shares of common stock on the date the option is granted.

     NQSOs

          As in the Employee Plan, the option exercise price of an NQSO is determined and fixed by the Committee in its discretion at the time of grant. In the case of NQSOs granted to an optionee who is a resident of the State of California, however, the option exercise price may not be less than 85% (110% in the case of an NQSO granted to a more than 10% shareholder (as described below)) of the fair market value of the optioned shares of common stock on the date the NQSO is granted. The provision regarding California residents was not present in the Employee Plan.

In the case of any ISO granted under the Amended and Restated Plan and in the case of an NQSO which is granted to an optionee who is a resident of the State of California, if the optionee owns more than 10% of the total combined voting power of all classes of stock of the Company or of a subsidiary or parent at the time the option is granted to such optionee, the option exercise price for such option shall be not less than 110% of the fair market value of the optioned shares of common stock on the date such option is granted. In addition, such option shall not be exercisable after the expiration of five years from the date it is granted. As mentioned above, the California resident provisions were not present in the Employee or Executive Plans.

Annual Limit for ISOs

          The aggregate fair market value of the common stock with respect to which ISOs become exercisable for the first time by an optionee under all plans during any calendar year may not exceed $100,000. To the extent the fair market value of such options exceeds $100,000, such options will be treated as NQSOs. This provision was also present in the Executive Plan.

Option Period

     ISOs

          Subject to earlier termination, the term of each ISO is not more than 10 years (or 5 years in the case of a more than 10% shareholder) from the date of grant. The Executive Plan contained the same term provisions, with the differences in early termination provisions outlined below.

          NQSOs

          Subject to earlier termination, the term of each NQSO is not more than 10 years from the date of grant (or 5 years in the case of an NQSO granted to a California resident who is also a more than 10% shareholder). The Employee Plan provided for a 5 year exercise period.

     Exercise Upon Termination of Employment or Service

          If an optionee's employment by or service with the Company and subsidiaries terminates for any reason other than death, disability or "Cause" (as defined in the Amended and Restated Plan) prior to the expiration date of his or her option, such option may be exercised, to the extent the option was exercisable on the date of termination (or to a greater extent if authorized by the Committee) at any time prior to the earlier of the expiration date specified in such option, or an accelerated expiration date determined by the Committee, in its discretion, and set forth in the option agreement, except that such accelerated expiration date shall not be earlier than 30 days or later than 90 days after the date of such termination of employment or service. If an optionee becomes disabled during his or her employment by or service with the Company and the subsidiaries and, before his or her option expires, the optionee's employment by or service with the Company is terminated because of the disability, then such option may be exercised to the extent the option was exercisable on the date of such termination (or to any greater extent permitted by the Committee) by the optionee at any time before the earlier of the expiration date of the option or one year after the date of termination. If an optionee's employment by or service with the Company and subsidiaries terminates for Cause prior to the expiration date of his or her option, such option shall terminate immediately.

          Under the Employee Plan, options terminated immediately upon termination of employment or service for a reason other than death. The Executive Plan provided for exercise of unexpired options for a period of 3 months after termination only in the case of "Authorized Retirement" (which included disability).

     Exercise After Death of Optionee

          If an optionee's employment terminates by reason of the optionee's death before the expiration date fixed for his or her option, or if an optionee whose employment is terminated for any reason dies following his or her termination of employment but before the earlier of the expiration date fixed for his or her option or the expiration of the period determined under the provisions described above regarding termination of employment, the option may be exercised to the extent to which it was exercisable on the date of death (or to any greater extent permitted by the Committee) by the optionee's estate, personal representative or beneficiary who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the optionee, at any time before the earlier of the expiration date specified in such option or one year after the date of death. The Executive Plan provided for exercise of unexpired options after death for up to six months. The Employee Plan provided for exercise after death of outstanding options to the extent exercisable by the optionee on the date of death at any time before the earlier of the expiration date specified in such option or 90 days after the date of death.

Adjustment

     The number of shares of common stock that may be issued under the Amended and Restated Plan, and the number of shares of common stock issuable upon the exercise of outstanding options under the Amended and Restated Plan (as well as the option exercise price per share under such outstanding options), shall be adjusted to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company. The Executive and Employee Plans contained provisions substantially similar to the provision in the Amended and Restated Plan.

     In the event of a "Corporate Transaction" (as described in Section 424(a) of the Code, and including, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company) each option outstanding under the Amended and Restated Plan will be assumed by the surviving or successor company. The Committee also has the discretion to accelerate the date such options become exercisable, and to change the terms of any outstanding options to reflect any such Corporate Transaction (subject to certain limitations under the Code).

     The Executive Plan provided the option agreement could contain such provisions as the Board approved as equitable concerning the effect upon such option and upon the per share or per unit option price, of proposals to merge or consolidate the Company or to sell all or substantially all of its assets, or to liquidate or dissolve the Company. The Employee Plan provided that, if the Company was the surviving corporation in any merger or consolidation, any outstanding options were to pertain, apply, and relate to the securities to which a holder of the number of shares of common stock subject to the option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company was not the surviving corporation, each option outstanding under the Plan was to be terminated; provided, however, that each such option was to remain exercisable, to the extent such option was otherwise exercisable under the terms of the Employee Plan, until such termination.

Exercise Of Options

     Subject to certain exceptions set forth below, options granted under the Amended and Restated Plan are exercisable in such installments and on such dates as the Committee may specify. In the case of options granted to optionees resident in the State of California, such options are exercisable at the rate of at least 20% per year over five years from the date of grant. In the case of new options granted in replacement for options (whether granted under the Amended and Restated Plan or otherwise) held by an optionee, the new options may be made exercisable, if so determined by the Committee, in its discretion, at the earliest date the replaced options were exercisable. The Committee may accelerate the exercise date of any outstanding options granted to an optionee in its discretion, if it deems such acceleration to be desirable. However, with respect to an optionee who is a California resident, acceleration is permitted only if the optionee is an officer, director or consultant.

     Any shares of common stock, the right to the purchase of which has accrued under an option, may be purchased at any time up to the expiration or termination of the option. Exercisable options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of shares of common stock to be purchased and accompanied by payment in full of the aggregate option exercise price for such shares. Only full shares are issued under the Amended and Restated Plan, and any fractional shares otherwise issuable are forfeited.

     The option price of an option is payable in cash or its equivalent or in the common stock of the Company.

     The Executive and Employee Plans contained provisions concerning exercise substantially similar to those in the Amended and Restated Plan, except no provisions regarding options granted to residents of California were contained therein, and they provided for payment in cash only.

     As in the Executive and Employee Plans, an optionee has no rights as a shareholder with respect to any shares of common stock covered by his or her option until the issuance of a stock certificate to him or her for such shares.


Holding Period Requirements

     In the case of an option which is an ISO, the option agreement shall provide that shares of common stock acquired by the Key Employee upon exercise of the ISO may not be disposed of (1) within two years after the ISO is granted or (2) within one year after the shares of common stock are transferred to the Key Employee. This holding period requirement shall not apply in the case of an ISO exercised in accordance with the Amended and Restated Plan after the Key Employee's death. The Executive Plan contained a provision regarding holding period requirements substantially similar to the provision in the Amended and Restated Plan.

              *               *               *               *

-------------------------------------------------------------------------------
                               NEW PLAN BENEFITS
-------------------------------------------------------------------------------
                    Amended and Restated Stock Option Plan
-------------------------------------------------------------------------------
                 No. Shares
Name and         Underlying                   Exercise      Market   Expiration
Position           Options      Grant Date      Price      Value(1)     Date
===============================================================================
Aaron R. Brown   300,000(2)       9/1/93       $1.375        (24)      9/1/98
Director, Chief   30,000(3)       9/1/93          (8)         (9)      9/1/98
Executive         30,000(4)       9/1/93          (8)         (9)      9/1/98
Officer and       90,000(5)       9/1/93          (8)         (9)      9/1/98
Treasurer         75,000(6)       9/1/93          (8)         (9)      9/1/98
                  75,000(7)       9/1/93          (8)         (9)      9/1/98
                 -------
                 600,000
                 =======
-------------------------------------------------------------------------------
Stephen J.       300,000(2)       9/1/93       $1.375        (24)      9/1/98
Parker            30,000(3)       9/1/93          (8)         (9)      9/1/98
Chairman, Chief   30,000(4)       9/1/93          (8)         (9)      9/1/98
Operating         90,000(5)       9/1/93          (8)         (9)      9/1/98
Officer and       75,000(6)       9/1/93          (8)         (9)      9/1/98
Secretary         75,000(7)       9/1/93          (8)         (9)      9/1/98
                 -------
                 600,000
                 =======
-------------------------------------------------------------------------------
Mark Scully      850,000(10)      5/1/95       $0.750      $399,500   5/2/2005
President
-------------------------------------------------------------------------------
Ward G. Schultz  50,000(11)       8/5/94       $1.530        (24)       8/6/99
Chief Financial  150,000(12)      8/5/94       $1.530                 8/6/2005
Officer          100,000(13)      8/5/94       $1.000                 8/6/2005
                -------
                 300,000
                =======
-------------------------------------------------------------------------------
All Executive     2,350,000         (20)         (20)          (20)        (20)
Officers as a
group(23)
-------------------------------------------------------------------------------
All Employees    40,000(14)       9/12/95       $1.88          (24)   9/13/2000
as a Group,      10,000(15)       9/12/95       1.875          (24)   9/13/2000
excluding        31,900(16)       8/5/94        1.530          (24)     8/6/99
Executive        50,000(17)       6/26/96      1.3125          (24)     6/26/06
Officers         33,500(18)       8/30/93       1.250          (24)    8/31/98
                 25,000(19)       9/3/96        1.250          (24)    9/03/06
                 165,000(20)      8/19/96      1.34375         (24)    8/19/01
                 82,500(21)       1/23/95       1.00        $18,150   1/24/2000
                 150,000(22)      1/23/95       1.00        $33,000   1/24/2000
                 -------                                    -------
                 587,900                                    $51,150
                 =======                                    =======
-------------------------------------------------------------------------------


(1) The market value shown in this column was computed by multiplying the number of shares times the difference between the market price of the Company's common stock at November 8, 1996 ($1.22) and the exercise price.

(2) Represents options originally issued under the Executive Plan. 40% of such options are currently exercisable, 20% of such options become exercisable on September 1, 1996 and an additional 20% become exercisable on each of the fourth and fifth anniversaries of the grant date.

(3) Represents options originally issued under the Executive Plan. The options granted will vest upon the attainment of quarterly sales volume of $9,000,000 and quarterly net income after taxes of $270,000.

(4) Represents options originally issued under the Executive Plan. The options granted will vest upon the attainment of quarterly sales volume of $12,500,000 and quarterly net income after taxes of $500,000.

(5) Represents options originally issued under the Executive Plan. The options granted will vest upon the attainment of quarterly sales volume of $25,000,000 and quarterly net income after taxes of $1,250,000.

(6) Represents options originally issued under the Executive Plan. The options granted will vest upon the attainment of quarterly sales volume of $40,000,000 and quarterly net income after taxes of $2,000,000.

(7) Represents options originally issued under the Executive Plan. The options granted will vest upon the attainment of quarterly sales volume of $60,000,000 and quarterly net income after taxes of $3,000,000.

(8) Since Messrs. Brown and Parker own over 10% of the voting securities of the Company, the option exercise price will be equal to 110% of the greater of (i) the fair market value of the Company's common stock on September 1, 1993, the date the options were granted, or (ii) the fair market value of the Company's common stock on the date on which such options vest.

(9) The market value of the options is not ascertainable until vesting occurs. At vesting, the exercise price of the options will be set in accordance with footnote (8), above. Assuming the exercise price was $1.375 (110% of fair market value of a share on the grant date) no market value has been attributed to such stock options since the assumed exercise price is higher than the closing price of the Company's common stock on November 8, 1996 ($1.22).

(10) Represents options originally issued under the Executive Plan. 750,000 of such options are currently exercisable and an additional 200,000 options become exercisable on May 1, 1997.

(11) Represents options originally issued under the Employee Plan, all of which are currently exercisable.

(12) Represents options originally issued under the Executive Plan. 40% of such options are currently exercisable and an additional 20% become exercisable on each of the third, fourth and fifth anniversaries of the grant date.

(13) Represents options originally issued under the Executive Plan. 20% of such options are currently exercisable and an additional 20% become exercisable on each of the second, third, fourth and fifth anniversaries of the grant date.

(14) Consists of options granted to one employee under the Executive Plan.

(15) Consists of options granted to one employee under the Employee Plan.

(16) Consists of options granted to 15 employees under the Employee Plan.

(17) Consists of options granted to one employee under the Executive Plan.

(18) Consists of options granted to 15 employees under the Employee Plan.

(19) Consists of 25,000 ISOs granted to Mr. Crawley under the Amended and Restated Plan, which represents 14.3% of all ISOs issued after August 13, 1996 under the Amended and Restated Plan (.92% of all ISOs issued to date under all of the Plans).

(20) Consists of (i) 15,000 non-qualified stock options granted to Mr. McAnulty under the Amended and Restated Plan, which represents 7.9% of all options issued after August 13, 1996 under the Amended and Restated Plan (3.7% of all NQSOs issued to date under all of the Plans) and (ii) 150,000 ISOs granted to Mr. Story, which represents 78.9% of all ISOs issued after August 13, 1996 under the Amended and Restated Plan (5.5% of all ISOs issued under all of the Plans).

(21) Consists of options granted to 32 employees under the Employee Plan.
     One such employee, Mr. Dement, received a grant of 50,000 options, which represents 24.1% of the total options currently outstanding under the Employee Plan.

(22) Consists of options granted to two employees under the Executive Plan.

(23) The terms of such options have been set forth above in this table under each executive officer's individual name.

(24) No market value has been attributed to such stock options since the prices at which the options may be exercised are higher than the closing price of the Company's common stock on November 8, 1996 ($1.22).

     In addition, on August 15, 1995, the Board of Directors made a one-time grant of non-qualified stock options outside of the Company's stock option plans to one employee of the Company, Michael Scheele, subject to the approval of the shareholders. Mr. Scheele was granted options to purchase 150,000 shares of Common Stock with an exercise price of $1.50 per share.
The options are exercisable immediately and expire on August 14, 1997. Mr. Scheele was granted the options as an incentive for his continued employment with the Company. The options granted to Mr. Scheele are designated NQSOs and have the tax consequences for NQSOs described below. A vote "FOR" the Amended and Restated Plan will approve both the Amended and Restated Plan and the one-time stock option grant to Mr. Scheele described in this paragraph.

FEDERAL INCOME TAX CONSEQUENCES

ISOs

"Incentive stock options" ("ISOs") may be awarded under the Amended and Restated Plan. The maximum number of ISOs that may be awarded is 3,000,000 reduced by 175,000 ISOs already granted and subject to option under the Amended and Restated Plan and the number of shares issued under options granted pursuant to the Executive Plan prior to August 13, 1996. As of November 8, 1996, a total of 2,540,000 options were granted and subject to option under the Executive Plan and a total of 30,000 options had been exercised under such plan. Options that are granted but expire or otherwise terminate are available for reissuance under the plan.

Based on the advice of counsel, the Company believes that the normal operation of the Amended and Restated Plan with respect to such ISO shares should generally have, under the Code and the regulations and rulings thereunder, all in effect on November 8, 1996, the principal federal income tax consequences described below.

     (i) The optionee will not recognize taxable income upon the grant of an ISO.

     (ii) Unless he is subject to the alternative minimum tax, the optionee will not recognize taxable income, and the Company will not be entitled to a deduction, upon the exercise by the optionee of an ISO, provided the optionee was an employee of the Company for not less than the entire period from the date of grant of the ISO until three months before the date of exercise, increased to twelve months if employment ceased due to total and permanent disability and inapplicable in the event of the optionee's death. The option must in all events be exercised before its stated term expires. If the employment requirements are not met, the tax consequences relating to NQSOs as discussed below will apply.

     (iii) If the optionee disposes of the shares acquired under an ISO after at least two years following the date of grant of the ISO and at least one year following the date of transfer of the shares to the optionee following exercise of the ISO, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the amount realized upon the disposition and the exercise price.

     (iv) Except for certain transactions such as gifts and related party transactions, if the optionee disposes of the shares within two years after the date of grant of the ISO or within one year after the transfer of the shares to the optionee, but all other requirements of Section 422 of the Code are met, the optionee will generally recognize ordinary income upon disposition of the shares in an amount equal to the lesser of (a) the fair market value of the shares on the date of transfer to the optionee minus the exercise price or (b) the amount realized on disposition minus the exercise price. Any additional gain will be treated as short or long- term capital gain, depending on how long the optionee held the shares. In the case of disqualifying dispositions resulting from, for example, a gift or related party transaction, the determination of the ordinary income realized by the optionee will be equal to the fair market value of the shares as of the date of transfer to the optionee minus the exercise price.

     (v) Where all requirements of Section 422 of the Code, including the holding and employment requirements specified in paragraph (ii) and (iii) above, are met, the Company is not entitled to any federal income tax deduction with respect to the ISO. In those cases where any of such requirements are not met, the Company generally will be allowed a Federal income tax deduction to the extent of the ordinary income includable in the optionee's gross income in accordance with the provisions of Section 83 (and
            Section 162(m), to the extent applicable) of the Code and the regulations thereunder.

     (vi) The Company will not recognize any gain or loss upon the issuance of ISOs under the Amended and Restated Plan.

     (vii) To the extent that an option granted under the Amended and Restated Plan is treated as a nonqualified stock option because the $100,000 limit described in "Annual Limit for ISOs" has been exceeded, or for any other reason, the Federal income tax consequences would be the same as those described below for NQSOs with respect to the Amended and Restated Plan.

NQSOs

"Non-qualified stock options" ("NQSOs") may be awarded under the Amended and Restated Plan. The maximum number of NQSOs which may be awarded is 500,000 reduced by 15,000 NQSOs already granted and subject to option under the Amended and Restated Plan and the number of shares issued under options granted pursuant to the Employee Plan prior to August 13, 1996. As of November 8, 1996, a total of 207,400 options were granted and subject to option under the Employee Plan and a total of 62,100 options had been exercised under such plan. Options that are granted but expire or otherwise terminate are available for reissuance under the plan.

Based on the advice of counsel, the Company believes that the normal operation of the Amended and Restated Plan with respect to such NQSO shares should generally have, under the Code and the regulations and rulings thereunder, all as in effect on November 8, 1996, the principal federal income tax consequences described below.

     (i) The optionee will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of an NQSO.

     (ii) Generally, the optionee will recognize ordinary income at the exercise of the NQSO, in an amount equal to the excess of the fair market value of the shares at the time of such exercise over the exercise price.

     (iii) The Company will be entitled to a deduction to the extent of the ordinary income recognized by the optionee in accordance with the rules of Section 83 (and Section 162(m) to the extent applicable) of the Code and the regulations thereunder.

     (iv) Gain or loss recognized by the optionee upon a subsequent disposition of such shares will be treated as short or long-term capital gain, or loss, depending on how long the optionee held the shares.


OTHER CONSIDERATIONS

The Amended and Restated Plan is not qualified under Section 401(a) of the Code and, based upon current law and published interpretations, the Company believes the Amended and Restated Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

The comments set forth in the above paragraphs are only a summary of certain of the federal income tax consequences relating to the Amended and Restated Plan, as the Code was in effect at November 8, 1996. No consideration has been given to the effects of state, local and other laws (tax or other) on the Amended and Restated Plan or the optionee or grantee.

The present members of the Board of Directors and the Company's officers may benefit from the approval of the Amended and Restated Plan to the extent that they receive options under the Amended and Restated Plan. The Board of Directors believes that the advantages of having qualified individuals serve on the Board and as officers of the Company justify the benefit that may be derived by these individuals.

APPROVAL BY SHAREHOLDERS

The Board of Directors believes that the proposal to approve the Amended and Restated Stock Option Plan is in the best interest of the Company and its shareholders and unanimously recommends a vote FOR approval of the Amended and Restated Plan.

Approval of the Amended and Restated Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon at the Annual Meeting. Abstentions or broker non-votes would have the effect of a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED AND RESTATED STOCK OPTION PLAN

                RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

On January 12, 1996, the Company replaced Baratz & Associates, P.A. as the principal accountant for the Company and its subsidiaries. The former principal accountant's reports on the Company's financial statements for either of the past two years have not contained an adverse opinion or a disclaimer of opinion, nor have its opinions been qualified or modified as to uncertainty, audit scope or accounting principles. The Company's decision to replace its principal accountant was approved by the board of directors. During the Company's two most recent fiscal years (January 1, 1993 to December 31, 1993 and January 1, 1994 to December 31, 1994) and the subsequent interim period preceding the Company's replacement of its principal accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Rudolph, Palitz LLP was the Company's independent accountant with respect to the consolidated financial statements of the Company during the fiscal year ended December 31, 1995. A representative of Rudolph Palitz is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. The representative is also expected to be available to respond to appropriate questions of shareholders.


                                OTHER MATTERS

The Board of Directors knows of no matters to be presented for action at the Annual Meeting other than those set forth in the attached notice and customary procedural matters. However, if other matters should properly come before the Annual Meeting or any adjournments thereof, the proxies solicited hereby will be voted on such matters, to the extent permitted by applicable law, in accordance with the judgment of the persons voting such proxies.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of the Company's Common Stock ("10% Shareholders") to file reports of ownership and reports of changes in ownership of the Company's Common Stock with the Securities and Exchange Commission ("SEC"). Officers, directors and 10% Shareholders are required by SEC regulation to furnish the Company with copies of all forms they file under Section 16(a). Based solely on its review of the copies of such forms received by it with respect of its fiscal year ended December 31, 1995, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% Shareholders were complied with except for one form filed late for one transaction involving the sale of shares of common stock by Mr. Goldberg.


                SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

Shareholders wishing to submit proposals for inclusion in the Board of Director's proxy statement for the next Annual Meeting of Shareholders must submit their proposals to be received by the Company no later than February 3, 1997.

                 AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 accompanies this Proxy Statement. THE COMPANY HAS ALSO FILED ITS ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS WISHING TO RECEIVE A COPY OF DOCUMENTS INCORPORATED BY REFERENCE IN THE COMPANY'S 1995 FORM 10-K, EXCEPT FOR THE EXHIBITS TO SUCH DOCUMENTS, MAY RECEIVE THEM WITHOUT CHARGE BY WRITING TO AARON R. BROWN, CHIEF EXECUTIVE OFFICER, US WATS, INC., 111 PRESIDENTIAL AVENUE, SUITE 114, BALA CYNWYD, PA 19004.

                                   By Order of the Board of Directors,




                                   Stephen J. Parker
                                   Secretary

                                US WATS, INC.
                    111 Presidential Boulevard, Suite 114
                      Bala Cynwyd, Pennsylvania  19004

        PROXY -- Annual Meeting of Shareholders -- December 30, 1996

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Aaron R. Brown and Stephen J. Parker as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of US WATS, INC. held of record by the undersigned on the close of business on November 15, 1996 at the Annual Meeting of Shareholders to be held on December 30, 1996 or at any adjournment thereof.

1. ELECTION OF DIRECTORS  FOR all nominees listed      WITHHOLD AUTHORITY
                          below (except as marked      to vote for all nominees
                          to the contrary below) [ ]   listed below  [ ]

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Aaron R. Brown
Stephen J. Parker
Murray J. Goldberg

2. PROPOSAL TO APPROVE THE AMENDED AND RESTATED STOCK OPTION PLAN AND ONE-TIME GRANT OF NON-QUALIFIED STOCK OPTIONS OUTSIDE OF THE COMPANY'S STOCK OPTION PLAN.

      FOR [ ]     AGAINST [ ]      ABSTAIN [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL NO. 1 AND 2, AND IN ACCORDANCE WITH THE PROXIES' BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

   When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


    PLEASE MARK, SIGN, DATE AND RETURN THIS
    PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

    ______________________________________________
    Name(s) (Please Print)

    ______________________________________________
    Signature

    ______________________________________________
    Signature, if held jointly

    ______________________________________________
    Date